THE MAINSTAY GROUP OF FUNDS

MainStay Global High Income Fund
MainStay Government Fund
MainStay Intermediate Term Bond Fund
MainStay Short Term Bond Fund
MainStay Income Builder Fund

Supplement dated February 14, 2011 (“Supplement”) to the
Prospectus for MainStay Income and Blended Funds, dated February 26, 2010, as supplemented (the “Prospectus”)

This Supplement updates certain information contained in the Prospectus.  You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn:  MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.  These documents are also available via the internet on the Funds’ website at mainstayinvestments.com.  Please review this important information carefully.

Effective immediately, all references to James Ramsay as a portfolio manager in the Prospectus are hereby deleted.

Effective February 28, 2011, the following portfolio management changes will occur:

Michael Kimble and Dan Roberts of MacKay Shields LLC (“MacKay Shields”) will assume portfolio management responsibilities along with Gary Goodenough and Howard Booth, also of MacKay Shields, for the MainStay Global High Income Fund.

Dan Roberts and Louis N. Cohen of MacKay Shields will assume portfolio management responsibilities along with Gary Goodenough for the MainStay Government Fund and MainStay Intermediate Term Bond Fund, and along with Mr. Goodenough and Claude Athaide of MacKay Shields for the MainStay Short Term Bond Fund.

MainStay Income Builder Fund will continue to be managed by Dan Roberts, Gary Goodenough, Louis N. Cohen, Michael Kimble and Taylor Wagenseil of MacKay Shields and Eric Sappenfield, William W. Priest and Michael A. Welhoelter of Epoch Investment Partners, Inc.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.